UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                -----------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 12, 2009
                                                         -----------------

                                MIDWAY GAMES INC.
               (Exact Name of Registrant as Specified in Charter)

           Delaware                    1-12367                22-2906244
(State or Other Jurisdiction of   (Commission File        (I.R.S. Employer
        Incorporation)                Number)           Identification Number)

                2704 West Roscoe Street, Chicago, Illinois 60618
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (773) 961-2222
                                                           --------------


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 3.01  Notice of Delisting or Failure to Satisfy a Continued Listing
           Rule or Standard; Transfer of Listing.

On February 12, 2009, the Registrant received verbal notice from NYSE Regulation, Inc. ("NYSER"), followed by written notice on February 13, 2009, that the New York Stock Exchange ("NYSE") had determined to suspend trading in the Registrant's common stock immediately. NYSE noted that it reached this decision in view of the Registrant's filing of voluntary petitions in the Bankruptcy Court for the District of Delaware seeking relief under the provisions of Chapter 11 of the United States Bankruptcy Code.

As previously announced, on November 14, 2008, the Registrant was notified by NYSER that it was not in compliance with the continued listing criteria under
Section 802.01C of the NYSE Listed Company Manual (the "Listed Company Manual") because the average closing price of the Registrant's common stock was less than $1.00 over a consecutive 30 trading-day period as of the notification date. Also, on November 24, 2008, the Registrant was notified by NYSER that it was not in compliance with NYSE's continued listing criteria under Section 802.01B of the Listed Company Manual because the Registrant's average market capitalization over a consecutive 30 trading-day period was less than $75 million and its most recently reported stockholders' equity was less than $75 million.

 The Registrant does not intend to take any further action to appeal NYSE's decision and therefore it is expected that the common stock will be delisted after the completion of NYSE's application to the United States Securities and Exchange Commission.

The Registrant's common stock is currently trading under the symbol "MWYGQ" on Pink Sheets(R), a real-time quotation service maintained by Pink Sheets LLC.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        MIDWAY GAMES INC.



February 19, 2009                       By: /s/Matthew V. Booty
                                           --------------------------------
                                            Matthew V. Booty
                                            Chief Executive Officer
                                            and President